RAMIUS DYNAMIC REPLICATION FUND
Class A (RDRAX)
Class I (RDRIX)

Supplement dated January 3, 2014 to the
Prospectus dated March 1, 2013

Important Notice Regarding Planned Changes in the Fund’s Name, Investment Objective and Principal Investment Strategies.

On or about March 1, 2014, the name, objectives and strategies of the Ramius Dynamic Replication Fund (the “Fund”) will be changed as set forth below.  Further information regarding these matters will be provided in the Fund’s revised prospectus and statement of additional information dated on or about that date.

Name Change:
On or about March 1, 2014, the name of the Fund will be changed to Ramius Equity Alpha Fund.

Investment Objective Change:
On or about March 1, 2014, the investment objective of the Fund will be changed as follows:

The investment objective of the Ramius Equity Alpha Fund is to seek to achieve positive returns over a market cycle while minimizing broad equity market risk.

Principal Investment Strategies Changes:
On or about March 1, 2014, the Fund’s principal investment strategies will be changed as follows:

The Fund follows a “style-based equity investment” strategy, seeking to obtain investment returns from a portfolio of equity securities selected through a combination of traditional investing styles (such as value, growth, size, and quality investment styles), alternative investing styles and corporate activity investment styles (such as spin offs, share buy-back and activist investing) that are hedged against movements in the broad equity markets. The Fund’s advisor believes that this type of style-based equity investing can produce positive returns that are uncorrelated with the broader markets.

The Fund’s advisor implements this strategy by seeking to identify and make investments in a systematic fashion based on traditional, alternative and corporate activity investment styles adopted by successful managers of private investment funds (often referred to as “hedge funds”) investing in equity securities.  The Fund’s advisor seeks to systematically access, implement and combine the best equity hedge fund ideas in a market neutral way.  This systematic process within each style relies on publicly available information coupled with the Fund’s advisor’s knowledge of alternative investing. The Fund’s overall portfolio will be comprised of a mix of these traditional, alternative and corporate activity investment styles combined in various proportions based on the advisor’s evaluation of general market conditions and investment opportunities as well as an evaluation of how each of these sources of return correlate to each other over a period of time. The Fund’s advisor will execute the Fund’s investment strategy of investing in publicly traded equity securities identified by this approach though an actively managed portfolio of total return swaps on proprietary indices, or on indices sponsored and published by third-party financial institutions, based on baskets of such securities.  The Fund’s advisor expects to rebalance the Fund’s investments at least monthly.

Please file this Prospectus Supplement with your records.

The Fund’s advisor also intends to hedge against broad equity market movements by short selling a basket of equity securities or equity indices or by purchasing futures contracts on market indices such as S&P 500 Index futures.  The Fund’s advisor expects the Fund’s portfolio generally will be dollar-neutral at each rebalancing (i.e., for every $1 of long equity exposure, it expects the Fund to be short $1 of equity exposure).

The securities on which the Fund’s long strategy is based will be comprised primarily of equity securities of U.S. companies.   The Fund does not have sector or size constraints.  Its long portfolio will be comprised of investments selected on the basis of a number of traditional and corporate activity styles, with each style typically represented by an equally-weighted group of equity securities.  The Fund’s advisor expects the Fund’s total long portfolio will be comprised of at least 100 securities, and will generally be comprised of 150-200 securities.  It expects that the Fund’s long portfolio will be based primarily on securities of mid-cap and small-cap companies (with market capitalizations of $10 billion or less) and its short portfolio will be based primarily on securities of large-cap companies (with market capitalizations of $10 billion or more).

 The Fund’s advisor expects the Fund to trade with at least three counterparties initially.  The number of counterparties the Fund trades with may increase or decrease depending upon the costs, availability of indices and other factors.

The Fund is "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer positions than "diversified" mutual funds.

Please file this Prospectus Supplement with your records.